EXHIBIT 10


                                AMENDED AND RESTATED CREDIT  AGREEMENT,  dated
                        as of March 29, 2000 (this "Amendment and Restatement"), among HANGER ORTHOPEDIC GROUP, INC., the LENDERS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent, BANKERS TRUST COMPANY, as Syndication Agent and PARIBAS as Documentation Agent.


      WHEREAS, on June 16, 1999, HANGER ORTHOPEDIC GROUP, INC., the LENDERS party thereto, THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent, BANKERS TRUST COMPANY, as Syndication Agent and PARIBAS as Documentation Agent, entered into a Credit Agreement (the "Credit Agreement");

      WHEREAS, the Borrower (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) has requested that the Lenders approve amendments to certain provisions of the Credit Agreement as forth herein and a restatement of the Credit Agreement in its entirety giving effect to such amendments; and

      WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments and such restatement.

      NOW, THEREFORE, in consideration of these premises, the Borrower and the undersigned Lenders hereby agree as follows:

      SECTION 1. AMENDMENTS. Effective as of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

      (a) The definition of "Applicable Rate" in Section 1.01 is hereby amended and restated in its entirety as follows:

            "APPLICABLE RATE" means, for any day (a) with respect to any Tranche B Term Loan, (i) 3.00% per annum, in the case of an ABR Loan, or
      (ii) 4.00% per annum, in the case of a Eurodollar Loan, and (b) with respect to any Revolving Loan or Tranche A Term Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date:

 ==================================================================================================
                                                 ABR          EURODOLLAR        COMMITMENT FEE
              LEVERAGE RATIO:                  SPREAD           SPREAD               RATE
 --------------------------------------------------------------------------------------------------
                 CATEGORY 1

          Greater than or equal to              2.00%           3.00%                0.50%
                4.00 to 1.00
 --------------------------------------------------------------------------------------------------

                 CATEGORY 2

 Greater than or equal to 3.50 to 1.00 but
                 less than                      1.75%           2.75%                0.50%
                4.00 to 1.00
 --------------------------------------------------------------------------------------------------

                 CATEGORY 3

 Greater than or equal to 3.00 to 1.00 but      1.50%           2.50%               0.375%
                 less than
                3.50 to 1.00
 --------------------------------------------------------------------------------------------------

                 CATEGORY 4

           Less than 3.00 to 1.00               1.25%           2.25%               0.375%

 ==================================================================================================


            For purposes of the  foregoing,  (i) the  Leverage  Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; PROVIDED that the Leverage Ratio shall be deemed to be in Category 1 (a) at any time that an Event of Default has occurred and is continuing or (b) at the option of the Administrative Agent or at the request of the Required Lenders, if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

      (b) A new Section 2.10(g) shall be inserted after Section 2.10(f) and shall read as follows:

            (g) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of a dispute regarding the Acquisition (including but not limited to any arbitration award, judgment or settlement received in respect of any claim based on the Stock Purchase Agreement or any escrow arrangement with respect to the Acquisition), the Borrower shall, immediately after such Net Proceeds are received, prepay Revolving Borrowings in an aggregate amount equal to such Net Proceeds (or, if the amount of such Net Proceeds exceed the aggregate amount of Revolving Borrowings then outstanding, in an amount equal to the aggregate amount of all outstanding Revolving Borrowings).

      (c) Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            SECTION 6.12. INTEREST EXPENSE COVERAGE RATIO. The Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending during any period set forth below, commencing with the period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30,
      1999) ending on December 31, 1999, to be less than the ratio set forth below opposite such period:


                PERIOD                                       RATIO

      Quarter ending December 31, 1999                    2.25 to 1.00
      Quarter ending March 31, 2000                       2.20 to 1.00
      Quarter ending June 30, 2000                        1.95 to 1.00
      Quarter ending September 30, 2000                   1.90 to 1.00
      Quarter ending December 31, 2000                    2.10 to 1.00
      Quarter ending March 31, 2001                       2.15 to 1.00
      Quarter ending June 30, 2001                        2.20 to 1.00
      Quarter ending September 30, 2001                   2.30 to 1.00
      Quarter ending December 31, 2001                    2.35 to 1.00
      Quarter ending March 31, 2002                       2.75 to 1.00
      Quarter ending June 30, 2002                        2.75 to 1.00
      Quarter ending September 30, 2002                   2.75 to 1.00
      Quarter ending December 31, 2002                    3.00 to 1.00
      Thereafter                                          3.00 to 1.00

      (d) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            SECTION 6.13. LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio at the end of and for any period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending on any date during any period set forth below, commencing with the period of four consecutive quarters (or such lesser number of fiscal quarters as shall have elapsed since June

      30, 1999) ending on December 31, 1999, to exceed the ratio set forth opposite such period:

                PERIOD                                       RATIO

      Quarter ending December 31, 1999                    4.75 to 1.00
      Quarter ending March 31, 2000                       5.25 to 1.00
      Quarter ending June 30, 2000                        5.25 to 1.00
      Quarter ending September 30, 2000                   5.25 to 1.00
      Quarter ending December 31, 2000                    4.85 to 1.00
      Quarter ending March 31, 2001                       4.70 to 1.00
      Quarter ending June 30, 2001                        4.55 to 1.00
      Quarter ending September 30, 2001                   4.40 to 1.00
      Quarter ending December 31, 2001                    4.25 to 1.00
      Quarter ending March 31, 2002                       3.50 to 1.00
      Quarter ending June 30, 2002                        3.50 to 1.00
      Quarter ending September 30, 2002                   3.50 to 1.00
      Quarter ending December 31, 2002                    3.25 to 1.00
      Thereafter                                          3.25 to 1.00

      (e) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            SECTION 6.14. CONSOLIDATED ADJUSTED EBITDA/ INTEREST COVERAGE RATIO. The Borrower will not permit the ratio of (a) Consolidated Adjusted EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending on any date during any period set forth below, commencing with the period of four consecutive fiscal quarters (or such lesser number of fiscal quarters as shall have elapsed since June 30, 1999) ending on December 31, 1999, to be less than the ratio set forth below opposite such period:


                PERIOD                                       RATIO

      Fiscal year ending December 31, 1999                1.90 to 1.00
      Quarter ending March 31, 2000                       1.75 to 1.00
      Quarter ending June 30, 2000                        1.60 to 1.00
      Quarter ending September 30, 2000                   1.55 to 1.00
      Quarter ending December 31, 2000                    1.80 to 1.00
      Quarter ending March 31, 2001                       1.85 to 1.00
      Quarter ending June 30, 2001                        1.95 to 1.00
      Quarter ending September 30, 2001                   2.00 to 1.00
      Quarter ending December 31, 2001                    2.10 to 1.00

      Quarter ending March 31, 2002                       2.50 to 1.00
      Quarter ending June 30, 2002                        2.50 to 1.00
      Quarter ending September 30, 2002                   2.50 to 1.00
      Quarter ending December 31, 2002                    2.50 to 1.00
      Thereafter                                          2.50 to 1.00

      (f) Section 6.15 of the Credit Agreement is hereby amended by (i) deleting the figure "$10,500,000" set forth below the caption "BASE AMOUNT" opposite the fiscal year 1999 and inserting in lieu thereof the figure "$12,750,000", (ii) deleting the figure "$8,000,000" set forth below the caption "BASE AMOUNT" opposite the fiscal year 2000 and inserting in lieu thereof the figure "$12,000,000" and (iii) deleting the figure "$7,800,000" set forth below the caption "BASE AMOUNT" opposite the fiscal year 2001 and inserting in lieu thereof the figure "$12,000,000".

      SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and Restatement, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

      SECTION 3. EFFECTIVENESS. (a) This Amendment and Restatement shall become effective as of the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

      (b) Any change in the interest rate applicable to any outstanding Loans as a result of the amendments set forth herein shall be effective from and after the Amendment Effective Date and shall not affect interest or fees accrued prior to the Amendment Effective Date.

      SECTION 4. AMENDMENT FEE. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment and Restatement to the Administrative Agent (or its counsel) on or prior to March 29, 2000 an amendment fee in an amount equal to 0.375% of such Lender's aggregate unused Commitments, outstanding Loans and LC Exposure, in each case as of the Amendment Effective Date; PROVIDED that the Borrower shall have no liability for any such amendment fee if this Amendment and Restatement does not become effective. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

      SECTION 5. RESTATEMENT. On the Amendment Effective Date, the Credit Agreement, as amended hereby, shall be deemed incorporated herein by reference and restated in its entirety. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended and restated hereby.

      SECTION 6. WAIVER. Any Default occurring on or after December 31, 1999 and prior to the Amendment Effective Date that would not have occurred if this Amendment and Restatement had been in effect during such period is hereby waived by the undersigned Lenders.

      SECTION 7. APPLICABLE LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      SECTION 8. NO OTHER AMENDMENTS. Except as expressly set forth herein, this Amendment and Restatement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment and Restatement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

      SECTION 9. COUNTERPARTS. This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment and Restatement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment and Restatement.

      SECTION 10. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and Restatement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment and Restatement.

      SECTION 11. EXPENSES. The Borrower shall reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment and Restatement, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Administrative Agent.

      IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment and Restatement to be duly executed by their duly authorized officers, all as of the date first above written.


                                            HANGER ORTHOPEDIC GROUP, INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            THE CHASE MANHATTAN BANK,
                                            individually and as Administrative
                                            Agent,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            BANKERS TRUST COMPANY,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            PARIBAS,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            By: ______________________________
                                                Name:
                                                Title:

                                            ABN AMRO BANK N.V.

                                            By: ______________________________
                                                Name:
                                                Title:

                                            By: ______________________________
                                                Name:
                                                Title:

                                            ALLSTATE LIFE INSURANCE COMPANY,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            ALLSTATE INSURANCE COMPANY,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            BANKBOSTON, N.A.

                                            By: ______________________________
                                                Name:
                                                Title:

                                            BAYERISCHE HYPO-UND
                                            VEREINSBANK, NEW YORK
                                            BRANCH,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            COMERICA BANK,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            COOPERATIEVE CENTRALE
                                            RAIFFEISEN-
                                            BOERENLEENBANK B.A.
                                            "RABOBANK INTERNATIONAL",
                                            NEW YORK BRANCH,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            By: ______________________________
                                                Name:
                                                Title:

                                            CREDIT LYONNAIS NEW YORK
                                            BRANCH,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            CYPRESSTREE INSTITUTIONAL
                                            FUND, LLC,

                                            By: CypressTree Investment
                                                Management Company, Inc. its
                                                Managing Member,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            DEBT STRATEGIES FUND III,
                                            INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            DRESDNER BANK AG, NEW
                                            YORK BRANCH AND GRAND
                                            CAYMAN BRANCH

                                            By: ______________________________
                                                Name:
                                                Title:

                                            By: ______________________________
                                                Name:
                                                Title:

                                            FIRST SOURCE FINANCIAL,
                                            INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            FIRST UNION NATIONAL BANK,
                                            individually and as a co-agent,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            FLEET NATIONAL BANK,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            FRANKLIN FLOATING RATE TRUST,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            HELLER FINANCIAL, INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            KZH IV LLC,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            KZH CYPRESSTREE-1 LLC,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            KZH STERLING LLC,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            MERRILL LYNCH SENIOR
                                            FLOATING RATE FUND II, INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            METROPOLITAN LIFE
                                            INSURANCE COMPANY,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            MORGAN STANLEY DEAN
                                            WITTER PRIME INCOME TRUST,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            NATIONAL BANK OF CANADA,
                                            A CANADIAN CHARTERED
                                            BANK,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            NORTH AMERICAN SENIOR
                                            FLOATING RATE FUND,

                                            By: CypressTree Investment
                                                Management Company, Inc. as
                                                Portfolio Manager

                                            By: ______________________________
                                                Name:
                                                Title:

                                            PINEHURST TRADING, INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            PROVIDENT BANK OF
                                            MARYLAND,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            SCOTIABANC, INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            SEQUILS I, LTD.,

                                            By: TCW Advisors, Inc. as its
                                                Collateral Manager

                                            By: ______________________________
                                                Name:
                                                Title:

                                            SUMMIT BANK,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            THE UNION BANK OF
                                            CALIFORNIA, N.A.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            U.S. BANK NATIONAL
                                            ASSOCIATION,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            USTRUST,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            KZH SOLEIL-2 LLC,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            GALAXY CLO 1999-1, LTD.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            STANFIELD CLO, LTD.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            ELC (CAYMAN) LTD. CDO
                                            SERIES 1999-I,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            FIRST DOMINION FUNDING III,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            SENIOR DEBT PORTFOLIO,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            GREAT POINT CLO 1999-1 LTD.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            MAGNETITE ASSET
                                            INVESTORS,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            BALANCED HIGH YIELD FUND
                                            II LTD,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            BHF (USA) CAPITAL
                                            CORPORATION,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            By: ______________________________
                                                Name:
                                                Title:

                                            CYPRESSTREE SR. FLOATING
                                            RATE FUND,

                                            By: ______________________________


                                            By: ______________________________
                                                Name:
                                                Title:

                                            ML SENIOR FLOATING RATE
                                            FUND II, INC.,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            NORSE CBO, LTD,

                                            By: ______________________________
                                                Name:
                                                Title:

                                            UNITED OF OMAHA LIFE
                                            INSURANCE CO.,

                                            By: ______________________________
                                                Name:
                                                Title: